Operations	12 Months Ended
Dec. 31, 2020
Operations
Operations

1. Operations

Weibo Corporation (“Weibo” or the “Company”) is a leading social media for people to create, share and discover content. It provides an unprecedented and simple way for people and organizations to publicly express themselves in real time, interact with others on a massive global platform and stay connected with the world. As a microcosm of the Chinese society and a cultural phenomenon in China, Weibo allows people to be heard publicly and exposed to the rich ideas, cultures and experiences of the broader world. Media outlets use Weibo as a source of news and a distribution channel for their headline news. Government agencies and officials use Weibo as an official communication channel for disseminating information timely and gauging public opinion to improve public services. Weibo provided charities a platform to launch charitable projects, seek donations and volunteers, and leverage celebrities and organizations on Weibo to amplify their impact to society. Weibo generates its revenues mostly from advertising and marketing services, as well as from value-added services, including VIP membership, live streaming, and game-related services.

Incorporated in the Cayman Islands, Weibo Corporation is a controlled subsidiary of Sina Corporation (the “Parent” or “SINA”). In April 2014, the Company completed an initial public offering (the “IPO”) and received $306.5 million in net proceeds. Immediately prior to the completion of the IPO, all the ordinary shares held by SINA was converted into an equal number of the Class B ordinary shares, all the ordinary shares held by other shareholders was converted into an equal number of the Class A ordinary shares, and all of its outstanding preferred shares was automatically converted into Class A ordinary shares. The call option held by a subsidiary of Alibaba Group was exercised to purchase Class A ordinary shares from SINA and the Company. Each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to three votes per share. Each Class B ordinary share can be converted into one Class A ordinary share at any time, while Class A ordinary shares cannot be converted into Class B ordinary shares.

Weibo Corporation, an exempted company with limited liability under the laws of the Cayman Islands, is the holding company for the Weibo business. WB Online and Weibo HK are wholly owned subsidiaries of Weibo, and Weibo Technology, a wholly foreign-owned enterprise, (“the WFOE”), is a subsidiary of Weibo HK. The operation of Weibo business is carried out by various subsidiaries and variable interest entities (“VIE”) of the Company. The Company’s VIEs and VIEs’ subsidiaries are controlled by the WFOE through a series of contractual agreements. Weibo Corporation, its subsidiaries, VIEs and VIEs’ subsidiaries together are referred to as “the Group.”

The following sets forth the Company’s major subsidiaries, major VIEs and major VIEs’ subsidiary:

			Percentage of
			Direct/
			Indirect
	Date of	Place of	Economic
Company	Incorporation	Incorporation	Interest
Major Subsidiaries
Weibo Hong Kong Limited (“Weibo HK”)	July 19, 2010	Hong Kong	100%

Weibo Internet Technology (China) Co., Ltd. (“Weibo Technology” or “the WFOE”)	October 11, 2010	PRC	100%

WB Online Investment Limited (“WB Online”)	June 5, 2014	Cayman Islands	100%

Major VIEs and major VIEs’ subsidiary
Beijing Weimeng Technology Co., Ltd (“Weimeng”)	August 9, 2010	PRC	99%

Beijing Weibo Interactive Internet Technology Co., Ltd. (“Weibo Interactive”)	Acquired in May 2013	PRC	100%

Beijing Weimeng Chuangke Investment Management Co., Ltd. (“Weimeng Chuangke”)	April 9, 2014	PRC	100%

Intellectual Property License Agreement.

The intellectual property license agreement was entered into by and between SINA and the Company in April 2013. Under this agreement, SINA granted the Company and its subsidiaries a perpetual, worldwide, royalty-free, fully paid-up, non-sub licensable, non-transferable, limited, exclusive license of certain trademarks and a non-exclusive license of certain other intellectual property owned by SINA to make, sell, offer to sell and distribute products, services and applications on a microblogging and social networking platform. The Company granted SINA and its affiliates a non-exclusive, perpetual, worldwide, non-sub licensable, non-transferable limited license of certain of the Company’s intellectual property to use, reproduce, modify, prepare derivative works of, perform, display or otherwise exploit such intellectual property. This agreement commenced on April 29, 2013 and will continue to be in effect unless terminated by SINA should the Company breach the terms as provided in the agreement.

Transactions between SINA and Weibo

Accounts receivable directly related to Weibo but for which SINA will receive payments and remit payments to the Group, as well as accounts receivable directly from SINA, are included in the amount due from SINA. Liabilities directly related to Weibo but for which SINA will make payments and receive reimbursements from the Group, as well as liabilities directly to SINA, are included in the amount due to SINA. The amount due from/to SINA is presented as an offsetting balance on the Group’s consolidated balance sheets. Loans from SINA are presented under cash flow from financing activities, whereas loans to SINA are presented under investing activities in the consolidated statements of cash flows. Cash payment for billings from SINA for costs and expenses allocated to the Group is presented under operating activities in the consolidated statements of cash flows. The Group’s consolidated statements of comprehensive income contain all the related costs and expenses of the Weibo business, including allocation to the cost of revenues, sales and marketing expenses, product development expenses, and general and administrative expenses, which are incurred by SINA but related to the Weibo business. These allocations were based on proportional cost allocation by considering proportion of the revenues, infrastructure usage metrics and labor usage metrics, among other things, attributable to the Group and are made on a basis considered reasonable by mutual managements.

Total cost and expenses allocated from SINA were as follows:

	Year Ended December 31,
	2018	2019	2020

	(In thousands)
Cost of revenues	$16,824	$22,246	$19,462
Sales and marketing	11,558	9,770	5,966
Product development	11,688	13,141	10,505
General and administrative	7,264	6,691	7,078
	$47,334	$51,848	$43,011

While the costs and expenses allocated to the Group for these items are not necessarily indicative of the costs and expenses that would have been incurred if the Group had been a separate and independent entity, the Company does not believe that there is any significant difference between the nature and amount of these allocated costs and expenses and the ones that would have been incurred if the Group had been a separate and stand-alone entity.

Consolidation

The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries, VIEs, of which the Company is the primary beneficiary, and VIEs’ subsidiaries. All significant intercompany balances and transactions have been eliminated.

To comply with PRC laws and regulations, the Group provides a substantial amount of its services in China via the VIEs, which holds critical operating licenses that enable the Group to do business in China. Most of the Group’s revenues, costs and expense, and net income in China were generated directly or indirectly through the VIEs. The Company, through the WFOE, has signed various agreements with the VIEs to allow the transfer of economic benefits from the VIEs to the Company. The Group has determined that it is the primary beneficiary of the VIEs through Weibo Technology’s contractual arrangements with the VIEs. Accordingly, the Company has consolidated the results of operations and assets and liabilities of VIEs and VIEs’ subsidiaries in the Group’s financial statements pursuant to the United States Generally Accepted Accounting Principles (“US GAAP”) for all the periods presented.

Shareholders of the VIEs are certain nominee shareholders from the Company or SINA. The capital for their investments in the VIEs is funded by the Company and recorded as interest-free loans to these individuals. These loans were eliminated with the capital of the VIEs during consolidation. Each shareholder of the VIEs has agreed to transfer their equity interest in the VIEs to Weibo Technology when permitted by PRC laws and regulations or to designees of the Company at any time for the amount of loans outstanding. All voting rights of the VIEs, including without limitation the right to appoint all directors of the VIEs, has been assigned to Weibo Technology. Weibo Technology has also entered into exclusive technical service agreements with the VIEs under which Weibo Technology provides technical and other services to the VIEs in exchange for substantially all net income of the VIEs. In addition, the  shareholders of the VIEs have pledged their shares in the VIEs as collateral for the non-payment of loans or for the technical and other services fees due to Weibo Technology. As of December 31, 2019 and 2020, the total amounts of interest-free loans to the VIEs’ shareholders were $81.1 million and $89.5 million, respectively. The VIEs and VIEs’ subsidiaries had an aggregate accumulated income of $33.1 million and loss of $96.1 million as of December 31, 2019 and 2020, which were included in the Group’s consolidated financial statements.

The following table sets forth the assets, liabilities, results of operations and cash flows of the VIEs and VIEs’ subsidiaries taken as a whole, which are included in the Group’s consolidated balance sheets, consolidated statements of comprehensive income and consolidated statements of cash flows:

	As of December 31,
	2019	2020

	(In thousands)
Cash, cash equivalents and short-term investments	$99,465	$445,210
Accounts receivable	420,686	431,022
Prepaid expenses and other current assets	101,363	55,653
Amount due from SINA	116,535	31,142
Property and equipment, net	243	692
Operating lease assets	686	1,783
Intangible assets	17,524	146,976
Goodwill	28,989	61,712
Long-term investments	380,420	394,745
Deferred tax assets	10,608	15,392
Others	8,625	223
Total assets	$1,185,144	$1,584,550

Accounts payable	$86,417	$83,336
Accrued and other liabilities	254,564	341,552
Deferred revenues	66,533	85,846
Income taxes payable	28,970	26,417
Amount due to the subsidiaries of the Group	632,900	968,138
Operating lease liability	586	1,704
Deferred tax liability	11,453	32,418
Other non-current liabilities	—	2,102
Total liabilities	$1,081,423	$1,541,513

	Year Ended December 31,
	2018	2019	2020

	(In thousands)
Net revenues	$1,416,367	$1,472,867	$1,319,080
Net income (loss) after intercompany service fee charge	$56,466	$9,874	$(129,126)

	Year Ended December 31,
	2018	2019	2020

	(In thousands)
Net cash provided by (used in) operating activities	$46,738	$(100,987)	$328,469
Net cash used in investing activities	$(331,243)	$(280,404)	$(272,958)
Net cash provided by financing activities	$292,151	$441,952	$290,234
Net increase in cash and cash equivalents	$7,646	$60,561	$345,745

Under the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs through Weibo Technology and can have assets transferred freely out of the VIEs without restrictions. Therefore, the Company considers that there is no asset of the VIEs that can only be used to settle obligations of the VIEs and VIEs’ subsidiaries, except for the registered capital and non-distributable reserve funds of the VIEs and VIEs’ subsidiaries, amounting to $152.0 million and $196.6 million as of December 31, 2019 and 2020, respectively. Since the VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company. There is currently no contractual arrangement that would require the Company to provide additional financial support to the VIEs. As the Company is conducting certain businesses mainly through the VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss. The total amount of costs and expenses allocated from SINA to the VIEs was $25.6 million, $27.6 million and $8.7 million for the years ended December 31, 2018, 2019 and 2020, respectively.

Unrecognized revenue-producing assets held by the VIEs include the Internet Content Provision License, the Online Culture Operating Permit, the domain names of Weibo.com, Weibo.cn and Weibo.com.cn and so on. Recognized revenue-producing assets held by the VIEs include game technology, live streaming platform technology, supplier-relationship contracts, and trademark and domain names, which were acquired through the previous acquisitions. Unrecognized revenue-producing assets, including customer lists relating to advertising and marketing services, VIP membership, and game-related services, as well as trademarks, are also held by Weibo Technology.

The following is a summary of the VIE agreements with Weimeng. The VIE agreements with Weimeng Chuangke are substantially the same as those described below:

Loan Agreements. Weibo Technology has granted interest-free loans to the shareholders of Weimeng with the sole purpose of providing funds necessary for those shareholders to make capital injections to Weimeng. The term of the loans is 10 years and Weibo Technology has the right, at its own discretion, to shorten or extend the term of the loans if necessary. In the consolidated financial statements, these loans are eliminated with the capital of Weimeng during consolidation.

Share Transfer Agreements. Each shareholder of Weimeng has granted Weibo Technology an option to purchase his shares in Weimeng at a purchase price equal to the amount of capital injection. Weibo Technology may exercise such option at any time until it has acquired all shares of Weimeng, subject to applicable PRC laws. The options will be effective until the earlier of (i) Weibo Technology and the shareholders of Weimeng have fully performed their obligations under these agreements, and (ii) Weibo Technology and the shareholders of Weimeng agree in writing to terminate these agreements.

Loan Repayment Agreements. Each shareholder of Weimeng has agreed with Weibo Technology that the interest-free loans under the loan agreements shall only be repaid through share transfers. Once the share transfers are completed, the purchase price for the share transfer will be set off against the loan repayment. These agreements will be effective until the earlier of (i) Weibo Technology and the shareholders of Weimeng have fully performed their obligations under these agreements, and (ii) Weibo Technology and the shareholders of Weimeng agree in writing to terminate these agreements.

Agreement on Authorization to Exercise Shareholder’s Voting Power. Each shareholder of Weimeng has authorized Weibo Technology to exercise all his voting power as a shareholder of the applicable VIE on all matters requiring shareholders’ approval under PRC laws and regulations and the articles of association of Weimeng, including without limitation appointment of directors, transfer, mortgage or dispose of Weimeng’s assets, transfer of any equity interest in Weimeng, and merger, split, dissolution and liquidation of Weimeng. The authorizations are irrevocable and will not expire until Weimeng dissolves.

Share Pledge Agreements. Each shareholder of Weimeng has pledged all of his shares in Weimeng and all other rights relevant to his rights in those shares to Weibo Technology as security for his obligations to pay off all debts to Weibo Technology under the loan agreement. In the event of default of such obligations, Weibo Technology will be entitled to certain rights, including transferring the pledged shares to itself and disposing of the pledged shares through sale or auction. During the term of the agreements, Weibo Technology is entitled to receive all dividends and distributions paid on the pledged shares. The pledges will be effective until the earlier of (i) the third anniversary of the due date of the last guaranteed debt, (ii) Weimeng and its shareholders have fully performed their obligations under these agreements, and (iii) Weibo Technology consents to terminate these agreements.

Exclusive Technical Services Agreement, Exclusive Sales Agency Agreement and Trademark License Agreement. Weimeng has entered into an exclusive technical services agreement, an exclusive sales agency agreement and a trademark license agreement with Weibo Technology. Under the exclusive technical services agreement, Weibo Technology is engaged to provide technical services for Weimeng’s online advertising and other related businesses. Under the exclusive sales agency agreement, Weimeng has granted Weibo Technology the exclusive right to distribute, sell and provide agency services for all the products and services provided by Weimeng. Due to its control over Weimeng, Weibo Technology has the right to determine the service fee to be charged to Weimeng under these agreements by considering, among other things, the technical complexity of the services, the actual cost that may be incurred for providing such services, the operations of Weimeng, applicable tax rates, planned capital expenditure and business strategies. These agreements can only be prematurely terminated by Weibo Technology, and will not expire until Weimeng dissolves. Under the trademark license agreement, Weibo Technology has granted Weimeng trademark licenses to use the trademarks held by or licensed to Weibo Technology in specific areas, and Weimeng is obligated to pay license fees to Weibo Technology. The term of this agreement is one year and is automatically renewed provided there is no objection from Weibo Technology.

These VIE agreements provide Weibo Technology with the power to direct the activities that most significantly affect the economic performance of the Group’s consolidated VIEs and enable the Group to receive substantially all of the economic benefits generated by them. For the years ended December 31, 2018, 2019 and 2020, the total amount of service fees that Weibo Technology received from Weimeng under these service agreements and trademark license agreement was $842.6 million, $832.4 million and $766.8 million, respectively, which were based on the actual cost incurred from providing the services and the cash position and operations of Weimeng.

Weibo Technology, Weimeng Chuangke and Weimeng Chuangke’s shareholders have entered into contractual arrangements which contain agreements and terms substantially similar to Weibo Technology’s contractual arrangements with Weimeng and Weimeng’s shareholders described above.

Minority Investment in Weimeng

In April 2020, WangTouTongDa (Beijing) Technology Co., Ltd., an entity affiliated with ZhongWangTou (Beijing) Technology Co., Ltd., made an investment of approximately RMB10.7 million in Weimeng for 1% of Weimeng’s enlarged registered capital. Such third party minority stake holder is entitled to customary economic rights in proportion to its equity ownership, and certain minority shareholder rights such as the right to appoint a director to Weimeng’s three-member board of directors, and veto rights over certain matters related to content decision, and certain future financings of Weimeng.

The third party minority stake holder is not a party to the contractual arrangements mentioned above that are currently in effect among Weimeng, Weibo Technology and Weimeng’s other shareholders. As such, despite the fact that the Company is still able to enjoy economic benefits and exercise effective control over Weimeng and its subsidiaries, the Company is not able to purchase or have the third party minority stake holder pledge its 1% equity interests in Weimeng in the same manner as agreed under existing contractual arrangements, nor is it granted the authorization of voting rights over these 1% equity interests. The Company believes Weibo Technology, the wholly-owned PRC subsidiary, still controls and is the primary beneficiary of Weimeng as it continues to have a controlling financial interest in Weimeng pursuant to ASC 810-10-25-38A after the issuance of such 1% equity interests.

The Company believes that the contractual arrangements among the WFOE, VIEs and VIEs’ shareholders are in compliance with the current PRC laws and legally enforceable. However, uncertainties in the interpretation and enforcement of the PRC laws, regulations and policies could limit the Company’s ability to enforce these contractual arrangements. As a result, the Company may be unable to consolidate the VIEs and VIEs’ subsidiaries in the consolidated financial statements. The Company’s ability to control the VIEs also depends on the authorization by the shareholders of the VIEs to exercise voting rights on all matters requiring shareholder approval in the VIEs. The Company believes that the agreements on authorization to exercise shareholder’s voting power are legally enforceable. In addition, if the legal structure and contractual arrangements with the VIEs were found to be in violation of any future PRC laws and regulations, the Company may be subject to fines or other actions. The Company believes the possibility that it will no longer be able to control and consolidate the VIEs as a result of the aforementioned risks and uncertainties is remote.